UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2017

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Grand Avenue, River Edge, New Jersey 07661
(Address of principal executive offices, including ZIP code)

(201) 343-5202
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On September 26, 2017, Nephros, Inc. (the “Company”) entered into a Fourth Amendment to License and Supply Agreement (the “Fourth Amendment”) with Medica S.p.A. (“Medica”), which amended the original License and Supply Agreement, dated April 23, 2012 (as amended, the “License and Supply Agreement”). Pursuant to the Fourth Amendment, (1) Medica agreed to extend the term of the License and Supply Agreement through December 31, 2025; (2) the Company has agreed to make minimum annual aggregate purchases from Medica of €3,625,000 (approximately $4,273,000 using current exchange rates), €3,825,000 (approximately $4,509,000 using current exchange rates), and €4,000,000 (approximately $4,715,000 using current exchange rates) in each of calendar years 2023, 2024, and 2025, respectively; and (3) Section 7.1 of the License and Supply Agreement relating to the Company’s right of first refusal in connection with a proposed change of control of Medica or sale of the Medica products or technology subject to the License and Supply Agreement was deleted.

The foregoing description of the material terms of the Fourth Amendment does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On September 27, 2017, the Company distributed a letter to its stockholders in which it disclosed its expected product sales for the quarter ending September 30, 2017. A copy of this letter is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and in this Item 2.02 have been furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 7.01 Regulation FD Disclosure.

The information set forth under Item 2.02 above is incorporated by reference into this Item 7.01. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information set forth in this Item 7.01 has been furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liability under that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing regardless of any general incorporation language.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to License and Supply Agreement, dated September 26, 2017, between Nephros, Inc. and Medica S.p.A.

99.1	Letter to Stockholders, dated September 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: September 27, 2017	By:	/s/ Andrew Astor
Andrew Astor
Chief Financial Officer

Index to Exhibits Filed with this Report

Exhibit No.	Description
10.1	Fourth Amendment to License and Supply Agreement, dated September 26, 2017, between Nephros, Inc. and Medica S.p.A.

99.1	Letter to Stockholders, dated September 27, 2017.